As filed with the U.S. Securities and Exchange Commission on January 3, 2022

File No. 811-7436

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)
Amendment No. 72	(X)

THE DFA INVESTMENT TRUST COMPANY
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant’s Telephone Number, including Area Code)
___________

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746
(Name and Address of Agent for Service)
___________

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

This Amendment relates to each Series of the Registrant.  No other information relating to any Series of the Registrant is amended or superseded hereby.

EXPLANATORY NOTE

This Amendment No. 72 (the “Amendment”) to the Registration Statement of The DFA Investment Trust Company (the “Registrant”) on Form N-1A (File No. 811-7436) is being filed under the Investment Company Act of 1940, as amended (the “1940 Act”), to amend and supplement the Part B of the Registration Statement, as supplemented and amended in Amendment No. 70 to the Registrant’s Registration Statement, filed with the Commission on October 15, 2021 (Accession No. 0001794202-21-000230) (“Amendment 70”).

The Part A and Part B of the Registration Statement, as filed in Amendment No. 69, the amendment to the Part B of the Registration Statement, as filed in Amendment No. 70, and the amendment to the Part B to the Registrant’s Registration Statement, filed with the Commission on December 7, 2021 (Accession No. 0001680359-21-000257), are incorporated herein by reference.

The shares of the Registrant are not registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Registrant issues its shares only in private placement transactions pursuant to available exemptions from registration under the Securities Act.

This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act.

THE DFA INVESTMENT TRUST COMPANY

Amendment to Update the Part B of the Registration Statement

The purpose of this Supplement is to update the Part B dated February 28, 2021, as supplemented, of The DFA Investment Trust Company (the “Fund”) to incorporate changes to the Board of Trustees of the Fund. On December 29, 2021, the Fund held a Special Joint Meeting of Shareholders (the “Meeting”) for the purpose of electing the members of the Board of Trustees of the Fund.  The shareholders of the Fund approved the proposal presented for the Fund at the Meeting.   Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the Part B.

At the Meeting, shareholders of the Fund elected Reena Aggarwal, David P. Butler, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner to serve as Trustees of the Fund.  Accordingly, the Part B is revised as follows:

I.	Reena Aggarwal, Francis A. Longstaff, and Heather E. Tookes are added as disinterested Trustees of the Fund. David P. Butler and Gerard K. O’Reilly are added as interested Trustees of the Fund.

A. The following information is added to the table under the heading “Disinterested Trustees” in the Part B:
Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Trustee	Since December 2021
Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 1986); Director, Georgetown Center for Financial Markets and Policy (since 2010); and formerly, Vice Provost of Faculty (2016-2020), Georgetown University.
136 portfolios in 5 investment companies
Director, New York Life Investment Management IndexIQ (since 2008) (22 funds); Director, Cohen & Steers (asset management firm) (since 2017); Director, REAN Cloud (technology) (2015-2018); Director, FBR & Co. (investment banking) (2011-2017); Director, Nuveen Churchill Direct lending (private business development company) (since 2019); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013-2020).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Trustee	Since December 2021
Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).
				136 portfolios in 5 investment companies	None

1

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Heather E. Tookes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1974	Trustee	Since December 2021	Professor of Finance, Yale School of Management (since 2004).	136 portfolios in 5 investment companies	Director, KCG Holdings (trading company) (January-July 2017); Director, Payoneer Inc. (digital payments) (since 2021); and Director, Ariel Investments LLC (since 2017).

B.
The information regarding Messrs. Butler and O’Reilly in the table under the heading “Officers” in the Part B is deleted, and the following information regarding Messrs. Butler and O’Reilly is added to the table under the heading “Interested Trustee” in the Part B:

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Trustee Co-Chief Executive Officer	Trustee since December 2021 Co-Chief Executive Officer since 2017
Co-Chief Executive Officer of all the DFA Entities (since 2017), and ETF Trust (since 2020); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; and Head of Global Financial Advisor Services (since 2007) for Dimensional Fund Advisors LP. Formerly, Vice President (2007 – 2017) of all the DFA Entities.

				136 portfolios in 5 investment companies	None

2

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Trustee Co-Chief Executive Officer and Chief Investment Officer	Chairman and Trustee since December 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017
Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017), Dimensional Fund Advisors Canada ULC (since 2017), and ETF Trust (since 2020); Director, Chief Investment Officer and Vice President (since 2017) of DFA Australia Limited; Chief Investment Officer (since 2017) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), and Dimensional Ireland Limited (since 2019). Formerly, Co-Chief Investment Officer of Dimensional Japan Ltd. (2016 – 2017), DFA Australia Limited (2014 – 2017); Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities; Formerly, Vice President (2007 – 2017) of the DFA Entities; Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC; Formerly, Director (2017-2018) of Dimensional Fund Advisors Pte. Ltd.
				136 portfolios in 5 investment companies	None

C.	The following is added to the table in the Part B relating to each Trustee’s ownership of shares of the Fund:

Information relating to the following Trustees’ ownership (including the ownership of his or her immediate family) in Series of the Trust and in all registered investment companies in the DFA Fund Complex as of June 30, 2021 is set forth in the chart below.
Name	Dollar Range of Series Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee in Family of Investment Companies
Disinterested Trustees:
Reena Aggarwal	None	None
Francis A. Longstaff	None	None
Heather E. Tookes	None	None
Interested Trustees:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

II.
Roger G. Ibbotson and Myron S. Scholes have retired as disinterested Trustees of the Fund.  Therefore, all references to Messrs. Ibbotson and Scholes are deleted from the Part B.  Additionally, David G. Booth has retired as interested Trustee of the Fund.  He continues to serve as Chairman Emeritus of the Fund. Therefore, Mr. Booth’s title in the table under the heading “Interested Trustee” in the Part B is updated to “Chairman Emeritus” and references to Mr. Booth throughout the Part B are revised accordingly.

III.
Gerard K. O’Reilly serves as Chairman of the Board of the Fund.  The disinterested Trustees have designated Douglas W. Diamond as the lead disinterested Trustee of the Fund.  Therefore, all references are updated accordingly.

3

IV.
The Audit Committee is comprised of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner.  The Nominating Committee is comprised of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner.  The Investment Strategy Committee is comprised of Douglas W. Diamond, Darrell Duffie, Gerard K. O’Reilly, and Heather E. Tookes.  Therefore, the descriptions of the membership of such Committees under the heading “Management of the Fund - Organization of the Board” is updated accordingly.

The date of this Supplement is January 3, 2022

4

THE DFA INVESTMENT TRUST COMPANY
(Amendment No. 72)

PART C
OTHER INFORMATION
Item 28. Exhibits.

(a)	Charter.

(1)	Amended and Restated Agreement and Declaration of Trust effective June 5, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(2)	Certificate of Trust dated September 11, 1992.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(a)	Certificate of Amendment to Certificate of Trust dated January 15, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(b)	By-Laws.

(1)	Amended and Restated By-Laws effective June 8, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(c)	Instruments Defining the Rights of Security Holders.

(1)	No specimen securities are issued on behalf of the Registrant.

(2)	Relevant portion of Agreement and Declaration of Trust.

See Article V
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(3)	Relevant portion of By-Laws.
See Article II
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreements.

(a)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The U.S. Large Cap Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(b)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(c)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(d)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Asia Pacific Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(e)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(f)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(g)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Canadian Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017
(h)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(i)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(j)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA Short Term Investment Fund.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(2)	Sub-Advisory Agreements.

(a)	Sub-Advisory Agreement among the Registrant, DFA and Australia Pty Ltd. (“DFA-Australia”) dated August 7, 1996 on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(b)	Sub-Advisory Agreement among the Registrant, DFA and Dimensional Fund Advisors Ltd. (“DFAL”) dated August 7, 1996 on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996
(c)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated August 7, 1996 on behalf of The Pacific Rim Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s  Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(i)	Amendment Number Two dated October 21, 2005 re: the reflection of the following name change:
* The Pacific Rim Small Company Series to The Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A
File No. 811-07436
Filing Date: March 30, 2006

(d)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated August 7, 1996 on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s  Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(e)	Consulting Services Agreement between Dimensional Fund Advisors Inc. and Dimensional Fund Advisors Ltd. dated September 13, 1999 on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(f)	Consulting Services Agreement between Dimensional Fund Advisors Inc. and DFA Australia Ltd. on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(g)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A

File No.: 811-07436
Filing Date: February 28, 2019

(h)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(i)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(j)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(k)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019
(l)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(e)	Underwriting Contracts.

Amended and Restated Distribution Agreement dated December 19, 2003 between the Registrant and DFA Securities Inc.

Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(f)	Bonus or Profit Sharing Contracts.
Not applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(2)	Global Custodial Services Agreement dated December 21, 2012 between the Registrant and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(a) Amendment No. 2 re: Extended Term
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(b) Form of Amendment re: Interfund Lending Program
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(c)	Supplement re: China Connect Securities
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A

File No.: 811-07436

Filing Date: February 28, 2020

(3)	Global Custodial Services Agreement dated December 30, 2009 between the Registrant, on behalf of The DFA Short Term Investment Fund, and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.:  811-07436
Filing Date: February 28, 2011

(h)	Other Material Contracts.

(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(a) Amendment No. 1 re: the addition of “FAN” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(2)	Administration Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(a)	Amendment dated November 13, 2018 re: Liquidity Risk Measurement Services
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(3)	Amended and Restated Master Services Agreement dated July 13, 2016 between the Registrant, on behalf of The DFA Short Term Investment Fund, and Citi Fund Services Ohio, Inc.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: October 3, 2016

(a)	Amendment dated April 11, 2018 re: Form N-CEN and N-Q Services
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(4)	Transfer Agency Services Agreement dated July 12, 2016 between the Registrant, on behalf of the DFA Short Term Investment Fund, and FIS Investor Services LLC
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: October 3, 2016

(i)	Legal Opinion.
Not applicable.

(j)	Other Opinions.
Not applicable.

(k)	Omitted Financial Statements.
Not applicable.

(l)	Initial Capital Agreements.
Not applicable.

(m)	Rule 12b-1 Plan.
Not applicable.

(n)	Rule 18f-3 Plan.
Not Applicable.

(o)	Power-of-Attorney.

On behalf of the Registrant, Power-of-Attorney dated as of December 29, 2021, appointing Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O, Lisa M. Dallmer, Bernard J. Grzelak, Jan Miller, Eric Hall, Ryan P. Buechner and James J. Taylor as attorneys-in-fact to David P. Butler, Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Lisa M. Dallmer, Francis A. Longstaff, Gerard K. O’Reilly, Jan Miller, Catherine L. Newell, Abbie J. Smith, Heather E. Tookes and Ingrid M. Werner.
ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.o.

(p)	Codes of Ethics.
Code of Ethics of the Registrant, Advisor and Underwriter.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 26, 2021

Item 29. Persons Controlled by or under Common Control with Registrant.
If an investor beneficially owns more than 25% of the outstanding voting securities of a feeder fund that invests all of its investable assets in a Series of the Trust, then the feeder fund and its corresponding Series may be deemed to be under the common control of such investor.  Accordingly, certain feeder portfolios of DFA Investment Dimensions Group (“DFA IDG”) and Dimensional Investment Group (“DIG”), both Maryland corporations and registered investment companies, may be deemed to be under common control with their corresponding Series of the Trust.  As of January 31, 2021, no person beneficially owned more than 25% of the outstanding voting securities of a feeder portfolio that controlled a Series of the Trust.

Item 30. Indemnification.
Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust which are incorporated herein by reference.
Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser.
Dimensional Fund Advisors LP, the investment manager for the Registrant, is also the investment manager for four other registered open-end investment companies, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund, Dimensional Investment Group Inc. and Dimensional ETF Trust.   The Advisor also serves as sub-advisor for certain other registered investment companies.  For additional information, please see “Management of the Trust” in PART A and “Management of the Registrant” in PART B of this Registration Statement.  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)
DFA Securities LLC (“DFAS”) is the principal underwriter for the Registrant.  DFAS also serves as principal underwriter for DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund and Dimensional ETF Trust.

(b)	The following table sets forth information as to the Distributor’s Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Ryan P. Buechner	Vice President	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer
Stephen A. Clark	Executive Vice President	Executive Vice President
Lisa M. Dallmer	Executive Vice President and Chief Operating Officer	Chief Operating Officer
Bernard J. Grzelak	Vice President, Chief Financial Officer, and Treasurer	Vice President
Jeff J. Jeon	Vice President	Vice President
Joy L. Lopez	Vice President	Vice President and Assistant Treasurer
Kenneth M. Manell	Vice President	Vice President
Catherine L. Newell	Executive Vice President, Secretary and General Counsel	President and General Counsel
Selwyn J. Notelovitz	Vice President and Chief Compliance Officer	Vice President
Carolyn L. O	Vice President	Vice President and Secretary
Randy C. Olson	Vice President	Chief Compliance Officer

Gerard K. O'Reilly	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer
James J. Taylor	Vice President	Vice President and Assistant Treasurer
David G. Booth	Executive Chairman	Chairman and Director
Dimensional Fund Advisors LP	Sole Member	Not Applicable

(c)	Not applicable.

Item 33. Location of Accounts and Records.
The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:

Name	Address
The DFA Investment Trust Company	6300 Bee Cave Road, Building One
Austin, TX 78746

State Street Bank and Trust Company	1 Lincoln Street Boston, MA 02111

Citibank, N.A.	111 Wall Street New York, New York 10005

The accounts and records of the DFA Short Term Investment Fund, a series of the Registrant, will be located at the additional location, as follows:

Name	Address
FIS Investor Services LLC	4249 Easton Way, Suite 400
Columbus, Ohio 43219

Item 34. Management Services.
There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings.

(a)	The Registrant undertakes to furnish each person to whom this Post-Effective Amendment is delivered a copy of its latest annual report to shareholders, upon request and without charge.

(b)
The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 72 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 3rd day of January, 2022.

THE DFA INVESTMENT TRUST COMPANY
(Registrant)

By:  /s/ Ryan P. Buechner
Ryan P. Buechner
(Attorney-in- Fact to Registrant
pursuant to a Power of Attorney)
Vice President
(Signature and Title)

EXHIBIT INDEX

Exhibit No.	Description
EX-28.o.	Power of Attorney